EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pacific Land and Coffee Corporation

(the "Company") on Form  10-KSB for the  period  ending March 31,  2006,

as filed with the Securities and Exchange  Commission on the date hereof (the

"Report"),  I, Dale G. Nielsen, Chief Executive Officer of the Company,

certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company

/s/ Dale G. Nielsen

By: Dale G. Nielsen

Chief Executive Officer

July 11, 2006